Exhibit 99.2

Cbre group, inc. Fourth Quarter 2015: Earnings Conference Call February 3, 2016

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding CBRE’s future growth momentum, operations, business outlook, financial performance, market share, earnings and adjusted EPS expectations for 2016. These statements are estimates only and actual results may ultimately differ from them. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report, filed on Form 8-K, our quarterly report on Form 10-Q for the quarter ended September 30, 2015 and our most recent annual report on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. Where required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. Forward-Looking Statements

Conference Call Participants Bob Sulentic President and Chief Executive Officer Gil Borok Deputy Chief Financial Officer and Chief Accounting officer Jim Groch Chief Financial Officer Steve Iaco Investor Relations and corporate communications

Full year 2015 global results First firm in our sector to exceed $10 billion in revenue and $1.4 billion in normalized EBITDA Strategic gains across CBRE: Materially stronger Occupier Outsourcing business Brought together transaction and advisory for integrated Leasing solutions Market share gains in Capital Markets around the globe Acquired nine leading companies ($1.6 billion in total purchase price) to enhance capabilities Third straight year of outsized broker recruiting gains Opened 30th new collaborative and innovative workplace Balance sheet strength highlighted by investment-grade credit ratings

Full year 2015 Performance Overview Revenue Fee Revenue1 EBITDA Normalized EBITDA2 Fee Revenue Margin3 Net Income4 EPS4,5 2015 $ 10,856 M $ 7,730 M $ 1,297 M $ 1,413 M 18.3% GAAP $ 547 M $ 1.63 Adjusted $ 689 M $ 2.05 2014 $ 9,050 M $ 6,791 M $ 1,142 M $ 1,166 M 17.2% GAAP $ 485 M $ 1.45 Adjusted $ 561 M $ 1.68 Change 2015-over-2014 USD 20% 14% 14% 21% 110 bps 23%6 22%6 Local Currency 26% 20% 18% 26% n/a 29%6 26%7 Note: Revenue includes approximately $982 million attributable to Global Workplace Solutions business acquired on September 1, 2015. See slide 16 for footnotes.

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Occupier Outsourcing1 Asset Services1 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue 2015 $ 4,035 $ 1,025 $ 461 $ 504 $ 2,524 $ 1,696 $ 480 $ 53 $ 78 $ 10,856 Fee Revenue2 2015 $ 1,443 $ 491 $ 461 $ 504 $ 2,524 $ 1,696 $ 480 $ 53 $ 78 $ 7,730 % of 2015 Total Fee Revenue 19% 6% 6% 6% 33% 22% 6% 1% 1% 100% Fee Revenue Growth Rate (Change 2015-over- 2014) USD 45% 7% 2% 9% 7% 11% 28% 8% 8% 14% Local Currency 52% 14% 6% 19% 11% 18% 28% 8% 3% 20% FULL Year 2015 BUSINESS LINE REVENUE Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 70% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 70% of fee revenue

Q4 2015 Performance Overview Revenue Fee Revenue1 EBITDA Normalized EBITDA2 Fee Revenue Margin3 Net Income4 EPS4,5 Q4 2015 $ 3,700 M $ 2,555 M $ 428 M $ 518 M 20.3% GAAP $ 180 M $ 0.53 Adjusted $ 271 M $ 0.81 Q4 2014 $ 2,787 M $ 2,173 M $ 392 M $ 412 M 19.0% GAAP $ 204 M $ 0.61 Adjusted $ 227 M $ 0.68 Change Q4 2015-over-Q4 2014 USD 33% 18% 9% 26% 130bps 19%6 19%6 Local Currency 38% 23% 13% 31% n/a 23%6 21%7 Note: Revenue includes approximately $745 million attributable to Global Workplace Solutions business acquired on September 1, 2015. See slide 16 for footnotes.

Q4 2015 Region Highlights (% Increase in Local Currency) Regional Business Overview Americas EMEA Asia Pacific Fee Revenue 17% Ex. acquired GWS 9% Fee Revenue 36% Ex. acquired GWS 12% Fee Revenue 27% Ex. acquired GWS 11%

Revenue ($ in millions) Contractual Revenue Sources Leasing Capital Markets Other Occupier Outsourcing1 Asset Services1 Investment Management Valuation Leasing Sales Commercial Mortgage Services Development Services Other Total Gross Revenue Q4 2015 $ 1,598 $ 265 $ 142 $ 144 $ 851 $ 525 $ 136 $ 17 $ 22 $ 3,700 Fee Revenue2 Q4 2015 $ 587 $ 131 $ 142 $ 144 $ 851 $ 525 $ 136 $ 17 $ 22 $ 2,555 % of Q4 2015 Total Fee Revenue 23% 5% 6% 6% 33% 20% 5% 1% 1% 100% Fee Revenue Growth Rate (Change Q4 2015-over-Q4 2014) USD 112% 12% 14% 1% 4% 1% 5% 2% 17% 18% Local Currency 118% 18% 22% 9% 8% 7% 6% 2% 15% 23% Q4 2015 BUSINESS LINE REVENUE Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. 73% of total fee revenue Contractual revenue & leasing, which is largely recurring, is 73% of fee revenue

Q4 Full Year New 18 115 Expansions 15 102 Renewals 18 76 Occupier outsourcing Global Workplace Solutions integration activities proceeding as planned 2015 total contracts reach new high Continued strong growth in: International markets Health care Data centers 2015 TOTAL CONTRACTS1 Facilities Management Transaction Services Project Management highlights Q4 2015 Representative Clients Company Record Does not include contracts from the newly acquired Global Workplace Solutions business.

Global Investment management CAPITAL RAISED1 ASSETS UNDER MANAGEMENT (AUM) ($ in billions) ($ in billions) Financial results Revenue Carried Interest Asset Management Acquisition, Disposition, Incentive & Other Capital to deploy: approx. $4.8 billion3 Co-Investment: $145.1 million3 ($ in millions) Q4 2015 AUM versus Q4 2014 AUM is up by $1.9 billion in local currency (USD decline of $1.6 billion driven by exchange rate impact) Normalized EBITDA2 See slide 16 for footnotes. Full Year Q4 Full Year Q4 29.2 52.2 2014 2015 85.8 83.7 18.6 28.8 20.8 29.8 125.2 142.3 2014 2015 3.7 5.0 8.6 7.0 2012 2013 2014 2015 92.0 89.1 90.6 89.0 2012 2013 2014 2015 356.9 330.6 82.3 73.0 29.7 57.1 468.9 460.7 2014 2015 120.1 132.9 2014 2015

Full Year Revenue Pro-forma Revenue3 Development Services 1 $131.1 million of co-investments at the end of Q4 2015 $12.4 million in repayment guarantees on outstanding debt balances at the end of Q4 2015 Financial results PROJECTS IN PROCESS/PIPELINE ($ in billions) ($ in millions) 2 Revenue Q4 Q4 Full Year EBITDA See slide 16 for footnotes. 74.1 92.3 2014 2015 37.0 74.7 2014 2015 24.3 20.3 74.9 138.1 2014 2015 65.2 65.6 172.9 207.6 2014 2015 4.2 4.9 5.4 6.7 2.1 1.5 4.0 3.6 4Q12 4Q13 4Q14 4Q15 In Process Pipeline

Normalized EBITDA up 21% for the year and 26% for the quarter Achieved a margin of 18.3% on fee revenue in 2015 $3 billion of available liquidity Key 2015 financial takeaways .

Occupier Outsourcing revenue anticipated to continue low double-digit growth before the contributions from the acquired Global Workplace Solutions business Leasing revenue expected to increase at a high single-digit rate Capital Markets (Property Sales and Commercial Mortgage Services) revenue estimated to grow at a mid to high single-digit rate Normalized EBITDA from the combined principal businesses (Investment Management and Development Services) anticipated to be flat to slightly down, reflecting a very strong 2015 Expect to achieve 2016 adjusted EPS in the range of $2.27 - $2.37, 13% growth at the mid-point of the range 2016 Business Outlook

Supplemental slides and GAAP Reconciliation tables

FOOTNOTES

Note – Local currency percent changes versus prior year is a non-GAAP measure noted on slides 5, 6, 7, 8 and 9. These percent changes are calculated by comparing current year results at prior year exchange rates versus prior year results. In addition, in compliance with Regulation G, we have not reconciled the (non-GAAP) guidance for our adjusted earnings per share or Normalized EBITDA for our principal businesses to the most directly comparable GAAP measure because this cannot be done without unreasonable effort.

Slides 5 & 7

1. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense, cost containment expenses and integration and other costs related to acquisitions.
3. Fee revenue margin is based on Normalized EBITDA.
4. Adjusted net income and adjusted EPS include the impact of an adjusting provision for income taxes to a normalized rate (Q4 2015) as well as exclude amortization expense related to certain intangible assets attributable to acquisitions, the write-off of financing costs, cost containment expenses, integration and other costs related to acquisitions, and adjusts the timing of certain carried interest incentive compensation expense to align with the timing of associated revenue.
5. All EPS information is based on diluted shares.
6. Based on adjusted results.
7. Based on adjusted results and excludes net impact of mark-to-market hedges and exchange rate transaction impact.

Slide 11

1. Excludes securities business.
2. Normalized EBITDA excludes (from EBITDA) certain carried interest incentive compensation expense to align with the timing of associated revenue, and cost containment expenses.
3. As of December 31, 2015.

Slide 12

1. In Process figures include Long-Term Operating Assets (LTOA) of $0.1 billion for Q4 15, $0.3 billion for 4Q 14, $0.9 billion for 4Q 13, and $1.2 billion for 4Q 12. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition.
2. Pipeline deals are projects we are pursuing which we believe have a greater than 50% chance of closing or where land has been acquired and the projected construction start is more than 12 months out.
3. Pro-forma revenue is revenue plus equity in unconsolidated subsidiaries and gains on sales of assets net of non-controlling interest.

16 CBRE GROUP, INC. | Q4 2015 EARNINGS CONFERENCE CALL

Mandatory Amortization and Maturity Schedule ($ in millions) $2,600 million revolving credit facility matures in January 2020. As of December 31, 2015, the revolving credit facility balance was zero. As of December 31, 20151 Global Cash Global Cash Available Revolving Credit Facility 425 3,068 34 45 57 139 525 29 59 800 600 0 500 1000 1500 2000 2500 3000 3500 Liquidity 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Cash Revolving Credit Facility Term Loan A Term Loan B-1 Term Loan B-2 Senior Notes - 5.00% Senior Notes - 4.875% Senior Notes - 5.25%

Capitalization Excludes $70.2 million of cash in consolidated funds and other entities not available for Company use at December 31, 2015. Outstanding amount is reflected net of unamortized debt issuance costs. Excludes $1,750.8 million of warehouse facilities for loans originated on behalf of FHA and other government sponsored enterprises outstanding at December 31, 2015, which are non-recourse to CBRE Group, Inc. Excludes non-recourse notes payable on real estate, net of unamortized debt issuance costs, of $38.3 million at December 31, 2015. ($ in millions) As of December 31, 2015 Cash1 $ 470 Revolving credit facility - Senior term loan A2 484 Senior term loan B-12 266 Senior term loan B-22 128 Senior notes – 5.00%2 789 Senior notes – 4.875%2 591 Senior notes – 5.25%2 422 Other debt3,4 - Total debt $ 2,680 Stockholders’ equity 2,713 Total capitalization $ 5,393 Total net debt $ 2,210 Net debt to Normalized EBITDA 1.6x

($ in millions) Occupier Outsourcing & Asset Services1 Leasing Sales Gross Fee2 Q4 2015 $ 831 $ 305 $ 600 $ 334 USD3 52% 72% 3% 8% Local Currency3 54% 75% 5% 10% Local Currency ex. GWS3 11% 13% 5% 10% Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q4 2015 versus Q4 2014. Americas revenue Q4 2015 fee revenue up 15% in USD and 17% in local currency

($ in millions) Occupier Outsourcing & Asset Services1 Leasing Sales Gross Fee2 Q4 2015 $ 840 $ 341 $ 163 $ 118 USD3 126% 93% 11% 17% Local Currency3 135% 103% 22% 8% Local Currency ex. GWS3 23% 29% 22% 8% EMEA revenue Q4 2015 fee revenue up 26% in USD or 36% in local currency Occupier Outsourcing and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q4 2015 versus Q4 2014.

($ in millions) Occupier Outsourcing & Asset Services1 Leasing Sales Gross Fee2 Q4 2015 $ 189 $ 70 $ 87 $ 73 USD3 125% 102% 5% 7% Local Currency3 134% 111% 4% 23% Local Currency ex. GWS3 25% 11% 4% 23% Asia Pacific revenue Q4 2015 fee revenue up 14% in USD or 27% in local currency Occupier Outstanding and Asset Services revenue excludes associated leasing and sales revenue, most of which is contractual. Fee revenue is gross revenue less both client reimbursed costs largely associated with employees that are dedicated to client facilities and subcontracted vendor work performed for clients. Growth rate for Q4 2015 versus Q4 2014.

U.S. VACANCY U.S. ABSORPTION TRENDS (in MSF) 4Q14 4Q15 1Q16F 4Q16F 4Q14 4Q15 2015 2016F Office 14.0% 13.4% 13.1% 12.5% 16.4 12.3 53.9 55.0 Industrial 10.2% 9.6% 9.7% 9.7% 79.4 39.7 215.1 139.6 Retail 11.4% 11.4% 10.7% 9.5% 6.4 12.0 25.7 56.6 U.S. Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks 4Q 2015 preliminary U.S. INVESTMENT VOLUME AND CAP RATES 4Q14 3Q15 4Q15 Office Volume ($B) 39.6 34.3 39.1 Cap Rate 6.7% 6.8% 6.7% Industrial Volume ($B) 15.4 13.4 25.7 Cap Rate 7.0% 6.8% 6.7% Retail Volume ($B) 24.9 20.0 27.8 Cap Rate 6.6% 6.6% 6.4% Source: CBRE EA estimates from RCA data January 2016

Other Financial metrics Twelve Months Ended December 31, ($ in millions) 2016 Forecast 2015 2014 Depreciation $ approx. 150 $ 138.7 $ 126.5 Normalized amortization 1 approx. 110 88.8 72.5 Net interest expense approx. 140 112.6 105.8 Normalized income taxes 383.5 300.2 Normalized income tax rate 35.5% 35.7% 34.9% Q4 2015 Currency Effects vs. Prior Year Q4 2015 currency translation as well as other exchange rate transaction gains/(losses) during Q4 2015 against same quarter prior year (pre-tax EBITDA impact) ($10.6) million Q4 2015 mark-to-market of currency hedges against same quarter prior year (pre-tax EBITDA impact) $6.8 million Excludes amortization expense related to certain intangible assets attributable to acquisitions and write-off of financing costs of $89.2 million in 2015 and $89.2 million in 2014.

Non-Gaap financial measures The following measures are considered “non-GAAP financial measures” under SEC guidelines: (i) Fee revenue (ii) Net income attributable to CBRE Group, Inc., as adjusted (which we also refer to as “adjusted net income”) (iii) Diluted income per share attributable to CBRE Group, Inc. shareholders, as adjusted (which we also refer to as “adjusted earnings per share” or “adjusted EPS”) (iv) EBITDA and EBITDA, as adjusted (the latter of which we also refer to as “Normalized EBITDA”) None of these measures is a recognized measurement under U.S. generally accepted accounting principles, or U.S. GAAP, and when analyzing our operating performance, readers should use them in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Because not all companies use identical calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Our management generally uses these non-GAAP financial measures to evaluate operating performance and for other discretionary purposes, and the Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they eliminate the impact of selected charges that may obscure trends in the underlying performance of our business. The Company further uses certain of these measures, and believes that they are useful to investors, for purposes described below. With respect to fee revenue: The Company believes that investors may find this measure useful to analyze the financial performance of our Occupier Outsourcing and Asset Services business lines and our business generally because it excludes costs reimbursable by clients and, as such, provides greater visibility into the underlying performance of our business. With respect to adjusted net income, adjusted EPS, EBITDA and Normalized EBITDA: The Company believes that investors may find these measures useful in evaluating our operating performance compared to that of other companies in our industry because their calculations generally eliminate the accounting effects of acquisitions, which would include impairment charges of goodwill and intangibles created from acquisitions, and—in the case of EBITDA and Normalized EBITDA—the effects of financings and income tax and the accounting effects of capital spending. All of these measures may vary for different companies for reasons unrelated to overall operating performance. In the case of EBITDA and Normalized EBITDA, these measures are not intended to be measures of free cash flow for our management’s discretionary use because they do not consider cash requirements such as tax and debt service payments. The EBITDA and Normalized EBITDA measures calculated herein may also differ from the amounts calculated under similarly titled definitions in our credit facilities and debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. The Company also uses Normalized EBITDA and adjusted EPS as significant components when measuring our operating performance under our employee incentive compensation programs.

Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions) 2015 2014 2015 2014 Occupier Outsourcing revenue 1 $ 1,598.1 $ 766.1 $ 4,034.9 $ 2,794.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 1,010.8 488.8 2,591.3 1,796.4 Occupier Outsourcing fee revenue 1 $ 587.3 $ 277.3 $ 1,443.6 $ 998.0 AS revenue 1 $ 264.9 $ 241.4 $ 1,025.4 $ 919.4 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 134.1 124.9 534.1 462.2 AS fee revenue 1 $ 130.8 $ 116.5 $ 491.3 $ 457.2 Consolidated revenue $ 3,700.2 $ 2,787.2 $ 10,855.8 $ 9,049.9 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 1,144.9 613.7 3,125.5 2,258.6 Consolidated fee revenue $ 2,555.3 $ 2,173.5 $ 7,730.3 $ 6,791.3 Reconciliation of revenue to fee revenue Occupier Outsourcing and Asset Services (AS) revenue excludes associated leasing and sales revenue, most of which is contractual.

Three Months Ended December 31, ($ in millions) 2015 2014 Americas revenue $ 1,971.1 $ 1,620.5 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 526.5 369.0 Americas fee revenue $ 1,444.6 $ 1,251.5 EMEA revenue $ 1,186.9 $ 740.1 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 499.2 195.2 EMEA fee revenue $ 687.7 $ 544.9 Asia Pacific revenue $ 379.5 $ 277.2 Less: Client reimbursed costs largely associated with employees dedicated to client facilities and subcontracted vendor work performed for clients 119.2 49.5 Asia Pacific fee revenue $ 260.3 $ 227.7 Reconciliation of revenue to fee revenue by segment

Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions) 2015 2014 2015 2014 Normalized EBITDA $ 517.6 $ 412.4 $ 1,412.7 $ 1,166.1 Adjustments: Cost containment expenses 40.4 - 40.4 - Carried interest incentive compensation expense 25.6 20.4 26.1 23.8 Integration and other costs related to acquisitions 24.0 - 48.9 - EBITDA 427.6 392.0 1,297.3 1,142.3 Add: Interest income 1.4 1.9 6.3 6.2 Less: Depreciation and amortization 98.6 69.4 314.1 265.1 Interest expense 35.8 27.7 118.9 112.0 Write-off of financing costs - - 2.7 23.1 Provision for income taxes 114.6 92.5 320.8 263.8 Net income attributable to CBRE Group, Inc. $ 180.0 $ 204.3 $ 547.1 $ 484.5 Reconciliation of Normalized EBITDA to EBITDA to Net Income

Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions, except per share amounts) 2015 2014 2015 2014 Net income attributable to CBRE Group, Inc. $ 180.0 $ 204.3 $ 547.1 $ 484.5 Cost containment expenses, net of tax 28.6 - 28.6 - Amortization expense related to certain intangible assets attributable to acquisitions, net of tax 27.2 11.0 61.5 48.3 Integration and other costs related to acquisitions, net of tax 16.6 - 34.6 - Carried-interest incentive compensation expense, net of tax 15.5 12.3 15.8 14.4 Adjustment of taxes to normalized rate 3.6 - - - Write-off of financing costs, net of tax - (0.1) 1.6 13.9 Adjusted net income $ 271.5 $ 227.5 $ 689.2 $ 561.1 Adjusted earnings per share $ 0.81 $ 0.68 $ 2.05 $ 1.68 Weighted average shares outstanding for diluted income per share 337,223,824 335,106,838 336,414,856 334,171,509 Reconciliation of Net Income to adjusted Net Income and adjusted earnings per share